UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5454

              Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/03

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.


      Dreyfus Premier
      New Jersey Municipal
      Bond Fund, Inc.



      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



      SEMIANNUAL REPORT June 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                           New Jersey Municipal
                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier New Jersey Municipal Bond Fund, Inc. covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds continued to rally during the reporting period, with prices driven higher by a combination of declining interest rates and robust levels of investor demand for tax-exempt securities. If the market is able to hold these gains through year-end, 2003 will mark the fourth consecutive calendar year of positive performance for municipal bonds.

However, the market's strong performance has had a downside: yields on high-quality securities have fallen toward historical lows, and maintaining a steady stream of current tax-exempt income has become a challenge for many investors. Nonetheless, we remain optimistic about the prospects for municipal bonds in the current economic environment. For example, states faced with worsening budget problems may consider raising taxes, which we believe may make tax-exempt securities more attractive to many investors.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier New Jersey Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund's Class A shares achieved a total return of 3.87%. Between their inception on January 7, 2003 and the end of the fund's reporting period on June 30, 2003, the fund achieved total returns of 4.41% for Class B shares and 4.26% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 3.81% for the six-month reporting period.(2) In addition, the fund is reported in the Lipper New Jersey Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 3.15%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for
comparative    purposes.

We attribute the fund's generally positive performance during the reporting period primarily to the effects of falling interest rates amid steadily robust demand for tax-exempt securities. The fund produced higher returns than its benchmark and Lipper category average, mainly because of our focus on high-quality securities at a time when some lower-quality, corporate-backed bonds performed relatively poorly.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and New Jersey personal income taxes. The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund was positively influenced by favorable market conditions, which were generally the result of a weak economy, falling interest rates and investor demand for high-quality, fixed-income securities.

In addition, the fund benefited by reducing its investments in certain securities. Most notably, by late February, we had sold the fund's holdings of bonds backed by New Jersey's portion of the states' settlement of litigation against the nation's tobacco companies. By doing so, we avoided the damage done to tobacco-related bonds in the wake of an Illinois court ruling against leading tobacco company Altria Corp., formerly Philip Morris.

The fund's performance was also influenced by the relative scarcity of newly issued bonds in New Jersey. Because of the lack of availability of New Jersey bonds that we considered attractive, we increased the fund's holdings of Puerto Rico bonds. Income from bonds issued by U.S. territories, such as Puerto Rico, are exempt from federal and state taxes for New Jersey residents as long as they do not exceed certain limitations. Puerto Rico bonds comprised up to 9.5% of the fund's assets during the reporting period, well below the maximum level for tax exemption.


In those instances when New Jersey bonds meeting our criteria became available, we focused primarily on high-quality, income-oriented bonds selling at a modest premium to their face values. Bonds with these characteristics historically have held more of their value during periods of market weakness than other types of municipal securities. At times, we purchased income-oriented, premium-priced bonds to replace bonds that we sold after they had appreciated significantly above their purchase prices. The fund's performance also benefited from owning securities which were sensitive to declining interest rates while simultaneously providing generous levels of tax-free income.

What is the fund's current strategy?

Because of ongoing fiscal pressures in New Jersey stemming from the weak economy, we have continued to maintain a generally conservative investment posture. We have maintained the fund's average duration in a range that generally is in line with its Lipper category average. This position is designed to emphasize our security selection strategy and lessen the effects of interest-rate movements. As of the reporting period's end, more than 86% of the fund's holdings were rated single-A or better. In our view, these are prudent strategies in today's unsettled economic and fiscal environments.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--87.4%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            5,385,000                5,124,204

      7.125%, 3/1/2016                                                                       13,250,000               12,485,607

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)
   (Prerefunded 4/1/2006)                                                                     2,000,000  (a)           2,256,500

Bergen County Housing Development Corp., Mortgage

   (Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                               1,160,000                1,180,776

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                          3,880,000                4,267,263

Burlington County Bridge Commission, Lease Revenue

  County Guaranteed (Government Leasing Project)

   5.25%, 8/15/2021                                                                           1,000,000                1,080,040

Carteret Board of Education, COP

   6%, 1/15/2024 (Insured, MBIA)                                                                440,000                  509,023

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                2,024,625

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                3,377,036

Delaware River and Bay Authority, Revenue:

   5%, 1/1/2027 (Insured; MBIA)                                                               3,220,000                3,395,587

   5.75%, 1/1/2029 (Insured; AMBAC)                                                           5,000,000                5,597,450

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                3,390,092

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,900,900

East Orange Board of Education, COP, LR:

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       1,060,000                  474,339

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  627,152

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  878,934

Essex County Improvement Authority, LR

  (County Correctional Facility Project)

   6%, 10/1/2025 (Insured; FGIC)                                                             10,000,000               11,583,000

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                3,028,764

Hudson County, COP (Correctional Facilities)

   5%, 12/1/2021 (Insured; MBIA)                                                              8,460,000                9,107,021

Hudson County Improvement Authority:

  MFHR (Conduit Financing--Observer Park Project)

   6.90%, 6/1/2022 (Insured; FNMA)                                                            4,190,000                4,260,434

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                3,820,769

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,941,263


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  572,410

Middlesex County Improvement Authority, Revenue:

  Lease (Perth Amboy Municipal Complex Project):

      5.375%, 3/15/2020 (Insured; FGIC)                                                       1,645,000                1,828,895

      5.375%, 3/15/2021 (Insured; FGIC)                                                       1,730,000                1,914,574

   Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                2,330,800

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                2,065,650

State of New Jersey:

   6%, 7/15/2010 (Insured; MBIA)                                                              7,400,000                8,887,548

   6%, 5/1/2016 (Prerefunded 5/1/2010)                                                        3,695,000  (a)           4,461,084

New Jersey Building Authority,

  State Building Revenue:

      5.25%, 12/15/2020 (Insured; FSA)                                                        2,000,000                2,184,520

      5%, 12/15/2021 (Insured; FSA)                                                           1,000,000                1,063,100

New Jersey Economic Development Authority, Revenue:

  (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,285,000                4,911,553

      6.25%, 7/1/2024                                                                         1,355,000                1,548,941

   District Heating and Cooling

      (Trigen--Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     1,425,000                1,436,927

         6.20%, 12/1/2007                                                                     2,725,000                2,740,778

   Economic Development

      (Masonic Charity Foundation of New Jersey):

         5.875%, 6/1/2018                                                                     2,750,000                3,140,170

         5.50%, 6/1/2021                                                                      1,920,000                2,099,923

         6%, 6/1/2025                                                                         1,000,000                1,133,470

         5.25%, 6/1/2032                                                                      1,100,000                1,169,674

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,503,650

   First Mortgage (The Evergreens):

      6%, 10/1/2017                                                                             650,000                  653,354

      6%, 10/1/2022                                                                             700,000                  686,546

   Health, Hospital and Nursing Home

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  742,340

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  706,810

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                2,057,282

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                2,820,600

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                1,334,600

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                3,096,080

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                2,533,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority,
  Revenue (continued):

    Local or Guaranteed Housing,

         First Mortgage (Fellowship Village):

            5.50%, 1/1/2018                                                                   2,950,000                2,963,599

            5.50%, 1/1/2025                                                                   3,000,000                2,902,710

      (Morris Hall / Saint Lawrence Inc. Project)

         5.50%, 4/1/2027 (LOC; Corestates Bank)                                               3,000,000                3,144,330

      (School Facilities Construction)

         9.21%, 6/15/2018 (Insured; AMBAC)                                                    5,000,000  (b,c)         5,973,150

      State Lease (State Office Buildings Project):

         6%, 6/15/2014 (Insured; AMBAC)                                                       2,425,000                2,842,221

         6.125%, 6/15/2018 (Insured; AMBAC)                                                   7,535,000                8,848,652

      Waste Paper Recycling (Marcal Paper Mills Inc. Project):

         6.25%, 2/1/2009                                                                      6,605,000                6,571,447

         8.50%, 2/1/2010                                                                      4,595,000                4,879,522

New Jersey Educational Facilities Authority, Revenue:

  (Fairleigh Dickinson University)

      5.25%, 7/1/2032 (Insured; ACA)                                                          3,500,000                3,591,770

   (Public Library Project)

      5%, 9/1/2022 (Insured; AMBAC)                                                           5,500,000                5,799,530

   (Rowan University)

      5.75%, 7/1/2030 (Insured; FGIC)                                                        15,405,000               17,275,013

New Jersey Environmental Infrastructure Trust

   5.25%, 9/1/2018                                                                            4,070,000                4,483,553

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Atlantic City Medical Center):

         6%, 7/1/2012                                                                         3,000,000                3,443,760

         6.25%, 7/1/2017                                                                      5,000,000                5,600,600

      (General Hospital Center at Passaic)

         6.75%, 7/1/2019 (Insured; FSA)                                                         550,000                  718,052

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                            4,110,000                4,262,070

      (Saint Barnabas Health)

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                6,000,000                2,343,780

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,619,700

         6%, 7/1/2020                                                                         7,770,000                7,900,924

      (Somerset Medical Center) 5.50%, 7/1/2033                                               2,500,000                2,502,850

New Jersey Higher Education Assistance Authority, Student

   Loan Revenue 6.125%, 6/1/2017 (Insured; MBIA)                                                600,000                  661,806


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Highway Authority, Revenue (Garden State

   Parkway) 6%, 1/1/2019                                                                      6,645,000                8,233,221

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Home Buyer

      5.75%, 4/1/2018 (Insured; MBIA)                                                         1,650,000                1,740,833

   Multi-Family Housing:

      5.70%, 5/1/2020 (Insured; FSA)                                                          3,505,000                3,768,401

      5.75%, 5/1/2025 (Insured; FSA)                                                          1,180,000                1,256,452

      5.65%, 5/1/2040 (Insured; AMBAC, Guaranteed; FHA)                                       5,250,000                5,469,975

      (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,113,000

New Jersey Transit Corp., Lease Purchase Agreement, COP:

  Federal Transit Administration Grants

      5.75%, 9/15/2014 (Insured; AMBAC)                                                       5,000,000                5,797,250

   (Raymond Plaza East Inc.)

      6.50%, 10/1/2016 (Insured; FSA)                                                         3,945,000                4,657,191

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                                                           3,745,000                4,847,790

      7%, 6/15/2012

         (Insured; MBIA) (Prerefunded 6/15/2012)                                              2,255,000  (a)           2,941,580

      8.402%, 6/15/2014                                                                      12,750,000  (b,c)        16,572,450

      5%, 6/15/2016 (Insured; FSA)                                                           20,610,000               23,557,230

      5.75%, 6/15/2017                                                                        6,000,000                7,218,420

      5.75%, 6/15/2018                                                                        6,000,000                7,214,760

      10.523%, 12/15/2018                                                                     4,500,000  (b,c)         6,628,050

      10.523%, 12/15/2019                                                                     4,000,000  (b,c)         5,891,600

      5.75%, 6/15/2020                                                                        7,000,000                8,377,600

New Jersey Turnpike Authority, Turnpike Revenue:

   6.50%, 1/1/2016 (Insured; FSA)                                                             1,220,000                1,529,750

   6.50%, 1/1/2016 (Insured; MBIA)                                                           22,665,000               28,506,224

   5%, 1/1/2030 (Insured; AMBAC)                                                              5,000,000                5,267,550

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2019 (Insured; FGIC)                                                            1,000,000                1,098,000

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,454,420

Ocean County Pollution Control
   Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000              10,234,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)                                                     4,650,000                5,044,181

      (Consolidated Bond 121st Series)

         5.375%, 10/15/2035 (Insured; MBIA)                                                  14,950,000               15,929,674

      (Consolidated Bond 124th Series)

         5%, 8/1/2019                                                                         1,000,000                1,026,650

      (Consolidated Bond 127th Series)

         5%, 12/15/2021 (Insured; AMBAC)                                                      4,300,000                4,474,881

   Special Obligation Revenue

      (JFK International Air Terminal)

      6.25%, 12/1/2015 (Insured; MBIA)                                                        5,000,000                5,938,400

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                                   600,000                  673,116

Rahway Redevelopment Agency,

  Public Library Revenue

   5%, 10/15/2022 (Insured; FGIC)                                                             4,300,000                4,575,974

Union County Improvement Authority, Revenue:

   (Correctional Facility Project) 5%, 6/15/2022                                              3,155,000                3,342,975

   Lease (Madison Redevelopment Project)

      5%, 3/1/2034 (Insured; FSA)                                                             7,845,000                8,226,502

Union County Utilities Authority, Solid Waste

  Revenue (Ogden Martin)

   5.375%, 6/1/2020 (Insured; AMBAC)                                                          4,990,000                5,179,271

University of Medicine and Dentistry

   5.50%, 12/1/2027 (Insured; AMBAC)                                                         15,425,000               17,105,400

West Deptford Township

   5.50%, 9/1/2019 (Insured; FGIC)                                                            1,800,000                2,014,074

West Orange Board of Education, COP

   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  579,940

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,358,849

U.S. RELATED--10.2%

Children's Trust Fund of Puerto Rico, Tobacco

  Settlement Revenue 5.75%, 7/1/2012

   (Prerefunded 7/1/2010)                                                                     3,000,000  (a)           3,595,080

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,417,380


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      9.253%, 7/1/2007                                                                       11,100,000  (b)          11,768,664

      9.024%, 7/1/2009                                                                        2,950,000  (b)           3,127,708

   Transportation Revenue 5.75%, 7/1/2041                                                    17,000,000               18,812,030

Puerto Rico Housing Bank and Finance Agency,

  SFMR (Affordable Housing Mortgage)

   6.25%, 4/1/2029 (Guaranteed; FNMA, GNMA)                                                     270,000                  281,310

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                          10,000,000               11,022,600

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                2,317,500

      6.50%, 10/1/2024                                                                        3,000,000                3,448,500

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $493,938,451)                                                                                               543,900,903

SHORT-TERM MUNICIPAL INVESTMENTS--2.1%
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority,

  EDR, VRDN (Foreign Trade Zone Project)

   1% (LOC; J.P. Morgan Chase & Co.)                                                          3,100,000  (d)           3,100,000

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation):

      .90% (SBPA; J.P. Morgan Chase & Co.)                                                    5,000,000  (d)           5,000,000

      .94% (SBPA; Bayerische Landesbank)                                                      3,500,000  (d)           3,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $11,600,000)                                                                                                 11,600,000

TOTAL INVESTMENTS

   (cost $505,538,451)                                                                            99.7%              555,500,903

CASH AND RECEIVABLES (NET)                                                                          .3%                1,479,270

NET ASSETS                                                                                       100.0%              556,980,173

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

SBPA                Standby Bond Purchase Agreement

SFMR                Single-Family Mortgage Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              64.8

AA                               Aa                              AA                                                7.3

A                                A                               A                                                12.6

BBB                              Baa                             BBB                                               5.8

B                                B                               B                                                  .9

F1                               MIG1/P1                         SP1/A1                                            2.1

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     6.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003,
     THESE SECURITIES AMOUNTED TO $35,065,250 OR 6.3% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           505,538,451   555,500,903

Interest receivable                                                   7,515,470

Receivable for shares of Common Stock subscribed                         47,828

Prepaid expenses                                                         31,706

                                                                    563,095,907
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           346,576

Cash overdraft due to Custodian                                          40,776

Payable for investment securities purchased                           5,256,600

Payable for shares of Common Stock redeemed                             379,309

Accrued expenses                                                         92,473

                                                                      6,115,734

NET ASSETS ($)                                                      556,980,173

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     513,707,026

Accumulated undistributed investment income--net                        922,008

Accumulated net realized gain (loss) on investments                 (7,611,313)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      49,962,452
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      556,980,173


NET ASSET VALUE PER SHARE

                                                                        Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                      555,658,286                688,057                633,830

Shares Outstanding                                                   41,249,119                 51,117                 47,081
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                             13.47                  13.46                  13.46

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,514,036

EXPENSES:

Management fee--Note 3(a)                                            1,658,022

Shareholder servicing costs--Note 3(c)                                 746,805

Professional fees                                                       60,997

Directors' fees and expenses--Note 3(d)                                 47,962

Custodian fees                                                          28,464

Registration fees                                                       25,639

Service fees and prospectus--Note 3(b)                                  22,716

Prospectus and shareholders' reports                                     9,243

Distribution fees--Note 3(b)                                             1,364

Loan commitment fees--Note 2                                             2,386

Miscellaneous                                                           18,767

TOTAL EXPENSES                                                       2,622,365

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (239,034)

NET EXPENSES                                                         2,383,331

INVESTMENT INCOME--NET                                              12,130,705

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,684,189)

Net unrealized appreciation (depreciation) on investments           13,966,781

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,282,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,413,297

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                           (Unaudited)(a)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,130,705           26,476,504

Net realized gain (loss) on investments        (4,684,189)           3,581,447

Net unrealized appreciation (depreciation)
   on investments                              13,966,781           17,131,448

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   21,413,297           47,189,399

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (12,028,965)         (26,332,728)

Class B shares                                    (5,962)                   --

Class C shares                                    (2,331)                   --

Net realized gain on investments:

Class A shares                                         --             (51,351)

TOTAL DIVIDENDS                              (12,037,258)         (26,384,079)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 25,883,488          69,282,793

Class B shares                                    751,559                  --

Class C shares                                    636,707                  --

Dividends reinvested:

Class A shares                                  8,693,264          19,060,688

Class B shares                                      3,255                  --

Class C shares                                      1,653                  --

Cost of shares redeemed:

Class A shares                               (47,104,115)         (95,446,664)

Class B shares                                   (75,490)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (11,209,679)          (7,103,183)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,833,640)          13,702,137

NET ASSETS ($):

Beginning of Period                           558,813,813          545,111,676

END OF PERIOD                                 556,980,173          558,813,813

Undistributed investment income--net              922,008                  --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                           (Unaudited)(a)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,945,889           5,324,020

Shares issued for dividends reinvested            651,602           1,461,316

Shares redeemed                               (3,533,434)          (7,336,504)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (935,943)            (551,168)

CLASS B

Shares sold                                        56,611                 --

Shares issued for dividends reinvested                242                 --

Shares redeemed                                   (5,736)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      51,117                 --

CLASS C

Shares sold                                        46,958                 --

Shares issued for dividends reinvested                123                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      47,081                 --

(A) THE FUND CHANGED TO A THREE CLASS FUND ON JANUARY 7, 2003. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND COMMENCED OFFERING CLASS B AND CLASS C SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                            Six Months Ended
                                               June 30, 2003                                Year Ended December 31,
                                                                      --------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)(a)        2002         2001(b)       2000         1999          1998
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  13.25         12.76        12.86         12.15         13.37         13.35

Investment Operations:

Investment income--net                                  .29(c)        .62(c)       .63(c)        .63           .64           .65

Net realized and unrealized
   gain (loss) on investments                           .22           .49         (.10)           .71        (1.18)          .11

Total from Investment Operations                        .51          1.11          .53           1.34         (.54)          .76

Distributions:

Dividends from
   investment income--net                              (.29)         (.62)        (.63)          (.63)        (.64)         (.65)

Dividends from net realized
   gain on investments                                   --          (.00)(d)     (.00)(d)         --         (.04)         (.09)

Total Distributions                                    (.29)         (.62)        (.63)          (.63)        (.68)         (.74)

Net asset value, end of period                        13.47         13.25        12.76          12.86         12.15        13.37

TOTAL RETURN (%)                                       3.87(e,f)     8.88         4.19          11.29         (4.24)        5.82

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                .86(g)        .85          .86            .85           .89          .90

Ratio of net investment income
   to average net assets                               4.39(g)       4.77         4.87           5.13          4.94         4.86

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              .09(g)        .09          .08            .10           .05          .04

Portfolio Turnover Rate                               10.98(f)      33.10        28.39          27.91         37.02        36.69

Net Assets, end of period
   ($ x 1,000)                                      555,658       558,814      545,112        524,284       526,379      606,388

(A)  THE FUND COMMENCED OFFERING THREE CLASSES OF SHARES ON JANUARY 7, 2003. THE
     EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31,
     2001 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.86% TO  4.87%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS
     CHANGE IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  EXCLUSIVE OF SALES CHARGE. (F) NOT ANNUALIZED. (G) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Six Months Ended
                                                             June 30, 2003
                                                             (Unaudited)(a)
                                                         -----------------------
                                                          Class B  Class C
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        13.13  13.13

Investment Operations:

Investment income--net(b)                                     .24    .17

Net realized and unrealized
   gain (loss) on investments                                 .33    .39

Total from Investment Operations                              .57    .56

Distributions:

Dividends from investment income--net                        (.24)  (.23)

Net asset value, end of period                              13.46  13.46
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                        4.41   4.26
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(e)                   1.36   1.58

Ratio of net investment income
   to average net assets(e)                                  3.68   3.23

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation(e)          .13    .13

Portfolio Turnover Rate(d)                                  10.98  10.98

Net Assets, end of period ($ x 1,000)                      688    634

(A) FROM JANUARY 7, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO JUNE 30, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

 NOTE 1--Significant Accounting Policies:

Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey personal income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.

On October 22, 2002, the Board of Director's approved, effective January 7, 2003, a change of the fund's name from "Dreyfus New Jersey Municipal Bond Fund, Inc." to "Dreyfus Premier New Jersey Municipal Bond Fund, Inc." Existing shares were redesignated as Class A shares and the fund began offering Class B and Class C shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized) , Class B (150 million shares authorized) and Class C (150 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS) (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,044 during the period ended June 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,903,519 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $92,395 of the carryover expires in fiscal 2007 and $2,811,124 expires in fiscal 2008. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund's merger with Dreyfus Premier State Municipal Bond Fund, New Jersey Series may apply.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: tax exempt income $26,332,728 and ordinary income $51,351. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS) (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from January 7, 2003, until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest expense, commitment fees, extraordinary expenses, Shareholder services fees and Rule 12b-1 fees, but including the management fee, exceed .60 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $239,034 during the period ended June 30, 2003.

During the period ended June 30, 2003, the Distributor retained $18,625 from commissions earned on sales of the fund's Class A shares and $3,001 from contingent deferred sales charges on redemptions of the fund's Class B shares.

(B) From January 1, 2003 through January 6, 2003, under the Service Plan adopted pursuant to Rule 12b-1 under the Act, the fund paid the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Service Plan provided for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor determined the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Service Plan and the basis on which such payments were made. The fees payable under the Service Plan were payable without regard to actual expenses incurred. The Service Plan also separately provided for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. From January 1, 2003 through January 6, 2003, the fund was charged $22,716 pursuant to the Service Plan.

Effective January 7, 2003, under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 2003, Class B and Class C shares were charged $817 and $547, respectively, pursuant to the Plan.

(C) Effective January 7, 2003, under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2003, Class A, Class B and Class C shares were charged $667,577, $409 and $182, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $40,533 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS) (Unaudited) (CONTINUED)

are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) A 1% redemption fee was charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege until January 6, 2003. During the period January 1, 2003 through January 6, 2003, redemption fees charged and retained by the fund amounted to $150.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $59,031,118 and $70,004,077, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$49,962,452,   consisting  of  $50,486,318  gross  unrealized  appreciation  and
$523,866 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                For More Information

                        Dreyfus Premier
                        New Jersey Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2003 Dreyfus Service Corporation                                  750SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)